NON-QUALIFIED STOCK OPTION AWARD AGREEMENT
UNDER THE
BIORESTORATIVE THERAPIES, INC.
2021 STOCK INCENTIVE PLAN

This Non-Qualified Stock Option Award Agreement (this “Agreement”) is made and entered into as of March 18, 2021 by and between BioRestorative Therapies, Inc., a Delaware corporation (the “Company”), and Lance Alstodt (the “Participant”).
Grant Date:              March 18, 2021
Exercise Price per Share:    $0.0119
Number of Option Shares:   1,173,917,974
Expiration Date:        March 18, 2031

1.	Grant of Option.
1.1. Grant; Type of Option.  The Company hereby grants to the Participant an option (the “Option”) to purchase the number of Shares of Common Stock of the Company equal to the number of Option Shares set forth above. The Option is being granted pursuant to the terms of the BioRestorative Therapies, Inc. 2021 Stock Incentive Plan (the “Plan”). The Option is intended to be an Non-Qualified Stock Option and not an Incentive Stock Option within the meaning of Section 422 of the Code.
1.2. Consideration; Subject to Plan.  The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Plan.
2.	Exercise Period; Vesting.
2.1 Vesting Schedule.  The Option will become vested and exercisable pursuant to the following schedule:
Vesting Date	Percentage of Option Shares Vested (Cumulative)
Grant Date	50%
One-Year Anniversary of Grant Date	75%
Two-Year Anniversary of Grant Date	100%
In the event of the Participant’s involuntary Termination of Service by the Company without Cause, 100% of the Shares subject to the Option shall become immediately vested and exercisable. Upon the Participant’s Termination of Service for any other reason, the unvested portion of the Option will be forfeited and will not be exercisable.
2.2 Expiration.  The Option will expire on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan. The Expiration Date shall not be more than ten years from the Grant Date (or, if the Option is being granted to a Greater Than 10% Stockholder, not more than five years from the Grant Date). To the extent the Expiration Date listed above is inconsistent with this paragraph, this paragraph shall control.
2.3 The Option shall not be subject to Section 9.6(a) of the Plan.
3.	Termination of Service.
3.1 Termination for Reasons Other Than Cause, Death, Disability.  If the Participant has a Termination of Service for any reason other than Cause, death or Disability, the Participant may exercise the vested portion of the Option at any time until the Expiration Date.
3.2 Termination for Cause.  If the Participant has a Termination of Service for Cause, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date 12 months following the Participant’s Termination of Service or (b) the Expiration Date.
3.3 Termination due to Disability.  If the Participant has a Termination of Service as a result of the Participant’s Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date 24 months following the Participant’s Termination of Service or (b) the Expiration Date.
3.4 Termination due to Death.  If the Participant has a Termination of Service as a result of the Participant’s death, the vested portion of the Option may be exercised by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant’s death, but only within the time period ending on the earlier of: (a) the date 24 months following the Participant’s Termination of Service, or (b) the Expiration Date.
4.	Manner of Exercise.
4.1 Election to Exercise.  To exercise the Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in such form as is approved by the Committee from time to time (the “Exercise Agreement”), which shall set forth, inter alia:
(a) the Participant’s election to exercise the Option;
(b) the number of Shares of Common Stock being purchased;
(c) any restrictions imposed on the Shares; and
(d) any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.
If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.
4.2 Payment of Exercise Price.  The entire Exercise Price of the Option shall be payable in full at the time of exercise to the extent permitted by applicable statutes and regulations, either:
(a) in cash or by certified or bank check at the time the Option is exercised;
(b) by delivery to the Company of other Shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific Shares that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation Shares (a “Stock for Stock Exchange”);
(c) through a “cashless exercise program” established with a broker;
(d) by reduction in the number of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise;
(e) by any combination of the foregoing methods; or
(f) in any other form of legal consideration that may be acceptable to the Committee.
4.3 Withholding.  Prior to the issuance of Shares upon the exercise of the Option, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state and local withholding obligations of the Company. The Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of the Option by any of the following means:
(a) tendering a cash payment;
(b) authorizing the Company to withhold Shares of Common Stock from the Shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Option; provided, however, that no Shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or
(c) delivering to the Company previously owned and unencumbered Shares of Common Stock.
The Company has the right to withhold from any compensation paid to the Participant.
4.4 Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to the Company, the Company shall issue the Shares of Common Stock registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative which shall be evidenced by stock certificates representing the Shares with the appropriate legends affixed thereto, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.
5. No Right to Continued Employment; No Rights as Shareholder.  Neither the Plan nor this Agreement shall confer upon the Participant any right to be retained in any position, as an Employee, Consultant or Director of the Company. Further, nothing in the Plan or this Agreement shall be construed to limit the discretion of the Company to terminate the Participant’s employment or service with the Company at any time, with or without Cause. The Participant shall not have any rights as a shareholder with respect to any Shares of Common Stock subject to the Option unless and until certificates representing the Shares have been issued by the Company to the holder of such Shares, or the Shares have otherwise been recorded on the books of the Company or of a duly authorized transfer agent as owned by such holder.
6. Transferability.  The Option is only transferable by will or the laws of descent and distribution or in accordance with the limited conditions set forth in Section 9.3(b) of the Plan.. No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except to a designated beneficiary, upon death, by will or the laws of descent or distribution or pursuant to Section 9.3(b) of the Plan) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

7. Change in Control.

7.1 Acceleration of Vesting.  Notwithstanding any provision of the Plan or this Agreement to the contrary, in the event of a Change in Control prior to the date that the Option is fully vested and exercisable, the Option shall become immediately vested and exercisable with respect to 50% of the Shares in each remaining vesting tranche. To the extent practicable, such acceleration of vesting and exercisability shall occur in a manner and at a time which allows the Participant the ability to participate in the Change in Control with respect to the Shares of Common Stock received. The Option will become fully vested and exercisable on the one-year anniversary of the Change in Control to the extent not previously vested under Section 2.1 or this Section 7.1. In the event of the Participant’s involuntary Termination of Service without Cause following a Change in Control, the Option shall become fully vested and exercisable as of the date of such termination.

7.2 Cash-Out.  In the event of a Change in Control, the Committee may, in its discretion and upon at least ten (10) days’ advance notice to the Participant, cancel the Option and pay to the Participant the value of the Option based upon the price per Share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the foregoing, if at the time of a Change in Control the Exercise Price of the Option equals or exceeds the price paid for a Share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.
8. Adjustments.  The Shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by the Plan.

9. Tax Liability and Withholding.  Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any Shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

10. Compliance with Law.  The exercise of the Option and the issuance and transfer of Shares of Common Stock shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Shares of Common Stock may be listed. No Shares of Common Stock shall be issued pursuant to this Option unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

11. Notices.  Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate offices. Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company. Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

12. Governing Law.  This Agreement will be construed and interpreted in accordance with the laws of the State of Delaware without regard to conflict of law principles.

13. Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such dispute by the Committee shall be final and binding on the Participant and the Company.

14. Options Subject to Plan.  This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. Notwithstanding the foregoing or anything in this Agreement or the Plan to the contrary, if the Plan is not approved by the Company’s stockholders within 12 months of the Board’s initial adoption of the Plan, this Agreement will be deemed to be outside the Plan and will otherwise remain in full force and effect.

15. Successors and Assigns.  The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom this Agreement may be transferred by will or the laws of descent or distribution.

16. Severability.  The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

17. Discretionary Nature of Plan.  The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Option in this Agreement does not create any contractual right or other right to receive any Options or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

18. Amendment.  The Committee has the right to amend, alter, suspend, discontinue or cancel the Option, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Participant’s material rights under this Agreement without the Participant’s consent.

19. No Impact on Other Benefits.  The value of the Participant’s Option is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

20. Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

21. Acceptance.  The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. The Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all of the terms and conditions of the Plan and this Agreement. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying Shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

***Signature Page to Follow***

***Signature Page to Incentive Stock Option Agreement***

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BIORESTORATIVE THERAPIES, INC.:

Francisco Silva
VP of Research and Development

PARTICIPANT:

Lance Alstodt